NYSE: AWK 2015 Guidance Call December 15, 2014 Exhibit 99.2

NYSE: AWK Ed Vallejo Vice President of Investor Relations

NYSE: AWK
www.amwater.com

December 2014
Cautionary Statement Concerning Forward-Looking
Statements
Certain statements in this presentation including, without limitation, American Water’s estimate of 2015 earnings per share from continuous operations, continued investments, long term earnings per share growth, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-
looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. Actual results could differ materially because of factors such as the decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’ actions concerning rates;
changes in laws, governmental regulations and policies, including environmental, health and water quality, and public utility regulations and policies; the outcome of litigation and government action related to the Freedom Industries chemical spill in
West Virginia; weather conditions, patterns or events, including drought or abnormally high rainfall, strong winds and coastal, intercoastal flooding and cooler than normal temperatures; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; American Water’s ability to appropriately maintain current infrastructure and manage the expansion of its business; its ability to obtain permits and other approvals for projects; changes in its capital requirements; its ability to control operating expenses and to achieve efficiencies in its operations; its ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for its operations; its ability to successfully acquire and integrate water and wastewater systems that are complementary to its operations; its ability to successfully expand its business, including concession arrangements and agreements for the provision of water services to facilitate hydraulic fracking in shale regions; cost overruns relating to improvements or the expansion of its operations; changes in general economic, business and financial market conditions; access to sufficient capital on satisfactory terms; fluctuations in interest rates; the effect of restrictive covenants or changes to credit ratings on its current or future debt that could increase its financing costs or affect its ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase financing costs and funding requirements; migration of customers into or out of its service territories; difficulty in obtaining insurance at acceptable rate
s and on acceptable terms and conditions; its ability to retain and attract qualified employees; labor actions including work stoppages and strikes; the incurrence of impairment charges; and civil disturbance, terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts.
For further information regarding risks and uncertainties associated with American Water’s business, please refer to
American Water’s annual and quarterly SEC filings. American Water does not undertake to update its forward-looking statements.

NYSE: AWK
www.amwater.com

December 2014
Today’s Agenda and Speakers:
Strategy
Overview:
Susan Story
Regulated
Operations:
Walter Lynch
Market Based
Operations:
Sharon Cameron
2015 Earnings
Guidance:
Linda Sullivan

NYSE: AWK Strategy Overview Susan Story President and Chief Executive Officer

MILITARY
SERVICES

HOMEOWNER
SERVICES

AMERICAN WATER

NYSE: AWK
www.amwater.com

December 2014
American Water: The Premier Water Services Provider
in North America
The largest publicly traded water and wastewater
service provider in the United States
~ $9.5 Billion Market Capitalization
Our Business lines:
Regulated Business
o
~90% of Total Revenues
o
Provide water and wastewater services
in 16 U.S. states
o
3.2 million customer connections, 12
million people served
Market Based Business
o
~ 10 % of Total Revenues (Reg. like
risk profile)
o
Provide services to 43 states and parts
of Canada
o
2 million people served

Regulated Acquisitions (1%)
Market Based (2%)
ROE Improvement (6%)
Regulated Investment – CapEx (6%)

- Industry Leading **15%** Long Term EPS Growth
- **$5 billion** investment to improve service quality and reliability
- Operational efficiency improvements of **700** basis points while moderating bill Increases*
- Reduced Regulatory Lag. On average, **50%** of investments recovered through accelerated mechanisms
- Expanded Market Based Business to **11** military bases and Homeowner services to **43** states
- **8%** Dividend Growth Rate, Top Quartile in Utilities
- **2.5x** growth in market capitalization

AMERICAN WATER

NYSE: AWK
www.amwater.com
December 2014

Our Past: Strong performance over the past 5 years (2010–2014)
2010-2014
~15% EPS Growth
*O&M Efficiency ratio comparison of 2010 vs LTM Sep 2014
**Source: Thomson Reuters, Time Period: 2009 – 2013 Dividend  Paid CAGR
Peer companies include: AWR, WTR, CWT, ATO, GAS, WGL, GXP, WR, OGE, AEE, POR, LNT, EDE, SCG, POM, HE, IDA, TE, CMS, UNS, PNM.
**

Long Term EPS growth goal of 7-10%, now anchored from FY 2013
Earnings Per Share
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
2013
2014
2015
2016
2017
2018
2019
7-10% Range
$2.65
2015 Initial Guidance
$2.55
$2.44
2014 Guidance**
$2.38
$2.20*

AMERICAN WATER

NYSE: AWK
www.amwater.com
December 2014
Our Present: FY 2015 Guidance from continuing operations

*Adjusted non-GAAP measure excluding $0.14 EPS impact of debt tender offer in 2013
**Adjusted 2014 guidance excludes Freedom Industries chemical spill  EPS impact of $0.04 in West Virginia

2015 - 2019 Plan

Other
Shale (0-2%)
Market Based (2-3%)
Regulated Acquisitions (1-2%)
Regulated Investment – CapEx (3-6%)

- Industry Leading **7-10%** Long Term EPS Growth*
- **$6 billion** investment to improve infrastructure, expand water and wastewater customer base
- O&M Efficiency stretch target of **34%** by 2020, with average customer bill impacts **~2%**
- Develop shale and water-energy nexus opportunities
- Commitment to Innovation & Environmental Stewardship
- Dividend growth aligned with earnings growth, **50- 60%** target payout ratio

AMERICAN WATER

NYSE: AWK www.amwater.com December 2014 9 *Anchored from FY 2013 Our Future : Our commitment over the next 5 years

NYSE: AWK II. Regulated Operations Walter Lynch President and Chief Operating Officer Regulated Operations

NY
MI
PA
NJ
MD
IA
IL
IN
WV
VA
MO
KY
CA
TN
GA
HI

American Water

NYSE: AWK
www.amwater.com

December 2014
American Water’s Regulated Presence
Every day we operate and manage:
•
47,000
miles of distribution and
collection mains
•
80
surface water treatment plants
•
500
groundwater treatment plants
•
1,000
groundwater wells
•
100
wastewater treatment facilities
•
87
dams
* Data as of year end 2013
We manage more than 370
individual water systems
across the country*
16 regulated states

NYSE: AWK www.amwater.com 12 December 2014 Infrastructure Investment Regulated Business: Focus Areas Efficiency & Water Energy Nexus Growth Constructive Regulatory Frameworks

Quality of Service, 8%
Other, 4%
Regulatory Compliance, 8%
Capacity Expansion, 14%
Asset Renewal, 66%

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2011
2012
2013
2014LZ
2015E
Total CAPEX
% Regulatory Mechanisms Spend to Total Spend

AMERICAN WATER

NYSE: AWK
www.amwater.com

December 2014
Regulatory Capital Investment of $5.2 billion over next
five years
Note
(1) Regulatory Mechanisms include DSIC, SIC and Future Test Years
Investments covered by Regulatory Mechanisms
2015 – 2019 Average Capital
Expenditures by Purpose

50%
40%
30%
20%
10%
0%
44.2%
42.4%
40.7%
38.5%
36.8%
34.0%
2010
2011
2012
2013
LTM Sep 30 2014
2020 Stretch Target

Opex
Capex
140%
120%
100%
80%
60%
40%
20%
0%
44%
56%
29%
71%
13%
87%
5%
95%
0%
100%
2010 Effective
2011 Effective
2012 Effective
2013 Effective
2014 Effective

American Water

NYSE: AWK
www.amwater.com
December 2014
Cost containment and timely return on our investments will
drive added Capital Expenditures

Note:
O&M Efficiency Ratio - Non GAAP Measure – See appendix for
reconciliation
Incremental Revenue Requirement*
-Increases Attributable to Opex vs. Capex-
Note:
* Approximation in states where we received black box award
** For general rate cases effective in 2014, the incremental revenue requirement was  reduced by 25% due to lower Operating
expenditures.
O&M Efficiency Ratio
Stretch Target of 34% by 2020
**

NYSE: AWK III. Market-Based Operations Sharon Cameron President, American Water Enterprises

Revenues*
CAGR : 7.7%
Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$328
$330
$303
$358
$428
2011
2012
2013
2014LZ
2015E

Operating Income*
CAGR: 22.4%
Millions
$70
$60
$50
$40
$30
$20
$10
$0
$37
$42
$50
$60
$70
2011
2012
2013
2014LZ
2015E

AMERICAN WATER

NYSE: AWK
www.amwater.com

December 2014
Lines of Business
• Homeowner Services
(HOS)
• Contract Operations
• Military Services Group
(MSG)
• Municipal/Industrial
(CSG)
“Regulated Like”
• Capitalizes on AW strengths
• Strong/consistent margins
• Controllable risk
• Growing markets
Market based businesses generate complementary
opportunities for growth
Note: MBB segment also includes two non-regulated contracts for NJ concessions which are not included in this presentation
*2011 and 2012 figures include Terratec

AMERICAN WATER RESOURCES®
American Water Resources Full Home Protection Solutions
Water Line Protection Program
Sewer Line Protection Program
In-Home Plumbing Emergency Program
Interior Electric Line Protection Program
Heating System Repair Program
Cooling System Repair Program

AMERICAN WATER

NYSE: AWK
www.amwater.com

December 2014
Homeowner Services
•
Protect homeowners from unexpected
high repair costs
•
Manage approximately 700k customers
and 1.4m contracts
•
Municipal partnerships
• New York City
• Nashville, TN
• Burlington, IA
• Orlando, FL
•
Current warranties:
• Water Line
• Sewer Line
• In Home Plumbing
• In Home Electric
• HVAC (Test)
Under-penetrated Market Opportunity as  large Municipal
Players are Increasingly Open to Partnerships

Add New Customers

Current Bases

- Ft. Sill (39 yrs. Left)
- Ft. Rucker (40 yrs. Left)
- Scott AFB (43 yrs. Left)
- Ft. AP Hill (43 yrs. Left)
- Ft. Leavenworth (39 yrs. Left)
- Ft. Hood (44 yrs. Left)
- Ft. Meade (45 yrs. Left)
- Ft. Belvoir (45 yrs. Left)
- Ft. Polk (44 yrs. Left)
- Hill AFB (50 yrs. Left)
- Picatinny Arsenal (50 yrs. Left)

Optimize Existing Bases

1. Price Redeterminations
2. Infrastructure Modifications

Current Portfolio
$2.5 billion

Pending RFPs
$1.5 billion

Prospective UP Opportunity
$9 billion

AMERICAN WATER

NYSE: AWK www.amwater.com December 2014 18 Military Services: Overall Growth Strategy

NYSE: AWK IV. 2015 Earnings Guidance: Summary Linda Sullivan Senior Vice President and Chief Financial Officer

$2.38 - $2.44*
$0.13 - $0.15**
$0.01 - $0.03
$0.03 - $0.05
$2.55 - $2.65
2014 EPS Guidance
Regulated Invesment
Regulated Acquisitions
Market Based & Shale
2015 EPS Guidance

AMERICAN WATER

NYSE: AWK
www.amwater.com

December 2014
Note:
*Adjusted 2014 guidance excludes $0.04 EPS impact of Freedom industries chemical spill in West Virginia
**Regulated investment category includes $0.02 projected EPS impact due to Freedom industries chemical spill in West Virginia
Earnings guidance for 2015 is $2.55 - $2.65 per share
(Diluted EPS from continuing operations)

2015 Plan

Shale
(0-1%)
Market
Based
(1-2%)
Regulated
Acquisitions
(~1%)
Regulated Investment – CapEx
(5-7%)

AMERICAN WATER

NYSE: AWK
www.amwater.com

December 2014
2015 growth largely driven by regulated investment
• Capital investment of $1. 2
billion in 2015; regulated
investment $1.1 billion
• Continued growth strategy in
2014; closing of recently
announced acquisitions
expected mid-2015
• Steady and significant growth
continues in Market Based
• Shale opportunities developing

Weather
-7
+7
Regulated
-4
+3
Market Based
-3
+2
Pension
-1
+1
Shale
-1
+1
-8
-6
-4
-2
0
2
4
6
8

AMERICAN WATER

NYSE: AWK
www.amwater.com

December 2014
FY 2015 Initial Guidance: $2.55 - $2.65
Cents per Share variation
2015 Guidance and Major Variables
• Guidance range includes a certain
amount of variability, with weather
representing the largest variable
• Guidance range expected to
cover normal weather
variability; weather extremes
outside of the band are not
included
• Weather impacts will be
quantified and disclosed for
transparency
• Guidance range includes $5 million
for potential legal costs related to
the WV event

2015 - 2019 Plan*

Other
Shale
(0-2%)
Market Based
(2-3%)
Regulated Acquisitions
(1-2%)
Regulated Investment – CapEx
(3-6%)

American Water

NYSE: AWK
www.amwater.com

December 2014
Drivers:
• Market demand
• Environmental Regulations
• Investment Risk Profile
Drivers:
• Timing of Acquisitions
• Legislation
• Regulatory Treatment
Drivers:
• Market Penetration rate: HOS
• Military Award Timing
• New Regulated Like products
and services
Drivers:
• Capital Investment
• Authorized ROE’s
• Reduction of Regulatory Lag
• O&M efficiency
• Consumption Decline
Long Term Plan: Consistent growth drivers with additional regulated investment upside  as we increase capital investment from $5.8B to $6B
*7-10 % Long term EPS growth target anchored from FY 2013

AWK
LISTED
NYSE®

- Industry Leading **7-10%** Long Term EPS Growth with **0.8** Beta*
- **8%** Dividend Growth rate Top Quartile in Utilities**
- Operational Excellence Minimizes Bill Increases **2%** on average
- Commitment to Innovation & Environmental Stewardship, over **600** technologies examined

AMERICAN WATER

NYSE: AWK
www.amwater.com

December 2014
Why American Water is the right investment for you
*Source : Thomson Reuters
**Source: Thomson Reuters, Time Period: 2009 – 2013 Dividend  Paid CAGR
Peer companies include: AWR, WTR, CWT, ATO, GAS, WGL, GXP, WR, OGE, AEE, POR, LNT, EDE, SCG, POM, HE, IDA, TE, CMS, UNS, PNM.

NYSE: AWK In Summary Susan Story President and Chief Executive Officer

NYSE: AWK
www.amwater.com

December 2014
Our future results are anchored on 5 central themes
with customers at the center of all we do
SAFETY PEOPLE
TECHNOLOGY &
OPERATIONAL
EFFICIENCY
GROWTH
CUSTOMERS
• Very satisfied customers
• Know our customers’
needs and deliver value
• Proud and engaged people
who are always improving
• Diverse teams making a
difference
• Zero accidents and injuries
• Live healthy
• Grow existing businesses
• Buy and build
complementary
businesses
• Long-term environmental
leadership
• Industry-leading
operational efficiency,
driven by technology

NYSE: AWK
www.amwater.com

December 2014
Investor Relations Team:
Durgesh Chopra
Director – Investor Relations
Durgesh.chopra@amwater.com
Ed Vallejo
Vice President – Investor Relations
Edward.vallejo@amwater.com
Tel: 856-566-4005
Fax: 856-782-2782

NYSE: AWK Appendix

NYSE: AWK
www.amwater.com

December 2014
Reconciliation Table – Regulated O&M Efficiency Ratio
Regulated O&M Efficiency Ratio
(A Non-GAAP Unaudited Number)
FY FY FY FY
LTM Ended
Sep
($ in thousands)
2010 2011
2012 2013 2014
Total Operations and Maintenance Expense $1,290,941 $1,301,794 $1,350,040 $1,312,724 $1,330,605
Less:
Operations and Maintenance Expense –
Market Based Operations 256,633 278,375 276,809 264,253 272,386
Operations and Maintenance Expense – Other (61,138) (69,192) (56,755) (56,973) (53,606)
Total Regulated Operations and Maintenance Expense $1,095,446 $1,092,611 $1,129,986 $1,105,444 $1,111,825
Less:
Allocation of internal non-O&M costs to Regulated O&M expense 29,414 30,590 35,067 34,635 37,975
Regulated Purchased Water Expense 99,834 99,008 110,173 111,119 119,692
Impact of West Virginia Freedom Industries Chemical Spill 10,302
Estimated impact of weather (mid-point of range) 4,289 (1,514) (1,762)
Adjusted Regulated Operations and Maintenance Expense (a) $966,198 $963,013 $980,457 $961,204 $ 945,618
Total Operating Revenues
$2,555,035 $2,666,236 $2,876,889 $2,901,858 $2,986,192
Less:
Operating Revenues – Market Based Operations 294,723 327,815 330,329 325,463 334,647
Operating Revenues – Other (25,344) (30,470) (17,874) (17,523) (17,594)
Total Regulated Operating Revenues
$2,285,656 $2,368,891 $2,564,434 $2,593,918 $2,669,139
Less:
Regulated Purchased Water expense*
99,834 99,008 110,173 111,119 119,692
Plus:
Impact of West Virginia Freedom Industries Chemical Spill 1,012
Estimated impact of weather (mid-point of range) (42,885) 15,137 16,785
Adjusted Regulated operating revenues (b) $2,185,822 $2,269,883 $2,411,376 $2,497,936 $2,567,244
Regulated O&M Efficiency Ratio (a)/(b) 44.2% 42.4% 40.7% 38.5% 36.8%
*Calculation assumes purchased water revenues approximate purchased water expenses